UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2024

SHARECARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant's telephone number, including area code: (404) 671-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On June 13, 2024, Sharecare, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on: (1) the election of Class III directors; (2) the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to authorize the Company’s board of directors (the “Board”) to effect a reverse stock split and a reduction in the authorized shares of the Company’s common stock; and (3) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
A total of 264,876,680 shares were represented in person or by valid proxy at the Annual Meeting.

Proposal 1: Election of Class III Directors

Stockholders elected the three Class III director nominees to serve a three-year term until the annual meeting of stockholders to be held in 2027. The vote totals for each of these individuals are below:

Director Nominee	Votes For	Votes Withheld
Jeff Arnold	122,816,907	14,906,891
John Chadwick	100,923,832	36,799,966
Rajeev Ronanki	107,330,282	30,393,516

There were 127,152,882 broker non-votes with respect to each director nominee listed above.

Proposal 2: To Approve an Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to Authorize the Board to Effect a Reverse Stock Split and a Reduction in the Authorized Shares of the Company’s Common Stock

The Company’s stockholders approved, based on the affirmative vote of a majority of the Company’s outstanding shares of common stock and preferred stock (voting together on an as-converted basis), the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to authorize the Board to effect a reverse stock split and a reduction in the authorized shares of the Company’s Common Stock. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
230,051,120	34,542,747	282,813

There were 367,199,113 outstanding shares of the Company’s common stock and preferred stock (voting together on an as-converted basis) as of April 16, 2024, the record date for the Annual Meeting.

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
258,121,122	5,226,213	1,529,345

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharecare, Inc.

Date: June 20, 2024	By:	/s/ Carrie Ratliff
Name: Carrie Ratliff
Title: Chief Legal Officer